UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported: September 11, 2006)
AMERUS GROUP CO.
(Exact Name of Registrant as Specified in its Charter)

IOWA	001-15166	42-1458424

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

699 WALNUT STREET DES MOINES, IOWA	50309-3948

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (515) 362-3600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE
On September 11, 2006, AmerUs Group Co. (the “Company”) issued the press release attached to this Current Report on Form 8-K (“Release”), which the Company is furnishing under this Item 7.01 as Exhibit 99.1. The Release announces the redemption price for the Company’s Series A Non-Cumulative Perpetual Preferred Stock and is incorporated into this Item 7.01 by reference.
ITEM 9.01 (c). EXHIBITS
99.1	Press Release dated September 11, 2006 (furnished pursuant to Item 7.01).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERUS GROUP CO.
By:	/s/ Melinda S. Urion
Melinda S. Urion
Executive Vice President, Chief Financial Officer & Treasurer

Dated: September 11, 2006

EXHIBITS

Exhibit No.	Description

99.1	Press Release dated September 11, 2006 (furnished pursuant to Item 7.01).